Madison Covered Call ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 83.3%	Shares	Value
Communications - 7.7%
Alphabet, Inc. - Class C (a)	13,500	$2,257,065
Comcast Corp. - Class A (a)	44,800	1,871,296
T-Mobile US, Inc. (a)	7,500	1,547,700
Total Communications		5,676,061

Consumer Discretionary - 9.0%
Amazon.com, Inc. (a)(b)	11,000	2,049,630
Las Vegas Sands Corp. (a)	67,700	3,408,018
Lowe's Cos., Inc. (a)	4,300	1,164,655
Total Consumer Discretionary		6,622,303

Consumer Staples - 7.4%
Archer-Daniels-Midland Co.	25,400	1,517,396
Constellation Brands, Inc. - Class A (a)	8,300	2,138,827
Dollar Tree, Inc. (a)(b)	8,500	597,720
PepsiCo, Inc. (a)	7,200	1,224,360
Total Consumer Staples		5,478,303

Energy - 4.4%
APA Corp.	36,000	880,560
ConocoPhillips	8,000	842,240
Matador Resources Co. (a)	19,000	938,980
Transocean Ltd. (b)	135,000	573,750
Total Energy		3,235,530

Financials - 10.8%
Charles Schwab Corp. (a)	17,500	1,134,175
CME Group, Inc. (a)	11,200	2,471,280
Morgan Stanley (a)	12,000	1,250,880
PayPal Holdings, Inc. (a)(b)	19,000	1,482,570
Visa, Inc. - Class A (a)	5,800	1,594,710
Total Financials		7,933,615

Health Care - 10.5%
Abbott Laboratories (a)	15,000	1,710,150
Agilent Technologies, Inc. (a)	7,500	1,113,600
Danaher Corp. (a)	10,600	2,947,012
Medtronic PLC (a)	22,000	1,980,660
Total Health Care		7,751,422

Industrials - 6.6%
Emerson Electric Co.	11,000	1,203,070
Fastenal Co. (a)	10,500	749,910
Honeywell International, Inc. (a)	7,000	1,446,970
United Parcel Service, Inc. - Class B	10,700	1,458,838
Total Industrials		4,858,788

Materials - 3.6%
Air Products and Chemicals, Inc. (a)	5,100	1,518,474
CF Industries Holdings, Inc. (a)	13,000	1,115,400
Total Materials		2,633,874

Technology - 20.4%
Accenture PLC - Class A (a)	4,500	1,590,660
Adobe, Inc. (a)(b)	4,400	2,278,232
Ciena Corp. (a)(b)	32,900	2,026,311
Cisco Systems, Inc. (a)	46,600	2,480,052
Corning, Inc. (a)	41,000	1,851,150
Microchip Technology, Inc. (a)	22,200	1,782,438
Microsoft Corp. (a)	4,100	1,764,230
Texas Instruments, Inc. (a)	6,000	1,239,420
Total Technology		15,012,493

Utilities - 2.9%
AES Corp. (a)	107,000	2,146,420
Total Utilities		2,146,420
TOTAL COMMON STOCKS (Cost $62,899,264)		61,348,809

REAL ESTATE INVESTMENT TRUSTS - 1.8%
American Tower Corp. (a)	5,800	1,348,848
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,348,551)		1,348,848

TOTAL INVESTMENTS - 85.1% (Cost $64,247,815)		62,697,657
Money Market Deposit Account - 17.9% (c)		13,162,043
Liabilities in Excess of Other Assets - (3.0)%		(2,211,238)
TOTAL NET ASSETS - 100.0%		$73,648,462

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)	Non-income producing security.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.70%.

Madison Covered Call ETF
Schedule of Written Options
September 30, 2024 (Unaudited)

WRITTEN OPTIONS - (3.1)%	Notional Amount	Contracts	Value
Call Options - (3.1)% (a)(b)
Abbott Laboratories, Expiration: 12/20/2024; Exercise Price: $120.00	$(1,710,150)	(150)	$(36,450)
Accenture PLC, Expiration: 11/15/2024; Exercise Price: $360.00	(1,590,660)	(45)	(28,800)
Adobe, Inc., Expiration: 10/18/2024; Exercise Price: $570.00	(2,278,232)	(44)	(3,256)
AES Corp.
Expiration: 11/15/2024; Exercise Price: $20.00	(1,183,540)	(590)	(69,325)
Expiration: 11/15/2024; Exercise Price: $21.00	(962,880)	(480)	(36,000)
Agilent Technologies, Inc., Expiration: 12/20/2024; Exercise Price: $150.00	(1,113,600)	(75)	(55,875)
Air Products and Chemicals, Inc., Expiration: 12/20/2024; Exercise Price: $300.00	(1,518,474)	(51)	(79,560)
Alphabet, Inc., Expiration: 11/15/2024; Exercise Price: $175.00	(2,257,065)	(135)	(60,412)
Amazon.com, Inc.
Expiration: 10/18/2024; Exercise Price: $180.00	(745,320)	(40)	(35,100)
Expiration: 11/15/2024; Exercise Price: $200.00	(1,304,310)	(70)	(30,625)
American Tower Corp., Expiration: 01/17/2025; Exercise Price: $240.00	(1,348,848)	(58)	(51,330)
CF Industries Holdings, Inc., Expiration: 10/18/2024; Exercise Price: $85.00	(1,115,400)	(130)	(32,825)
Charles Schwab Corp., Expiration: 10/18/2024; Exercise Price: $67.50	(1,134,175)	(175)	(23,625)
Ciena Corp., Expiration: 10/18/2024; Exercise Price: $55.00	(2,026,311)	(329)	(250,040)
Cisco Systems, Inc., Expiration: 11/15/2024; Exercise Price: $52.50	(2,480,052)	(466)	(101,588)
CME Group, Inc., Expiration: 12/20/2024; Exercise Price: $220.00	(2,471,280)	(112)	(98,560)
Comcast Corp., Expiration: 11/15/2024; Exercise Price: $42.50	(1,871,296)	(448)	(70,560)
Constellation Brands, Inc., Expiration: 11/15/2024; Exercise Price: $260.00	(2,138,827)	(83)	(66,400)
Corning, Inc.
Expiration: 11/15/2024; Exercise Price: $45.00	(903,000)	(200)	(40,000)
Expiration: 12/20/2024; Exercise Price: $47.00	(948,150)	(210)	(30,450)
Danaher Corp., Expiration: 10/18/2024; Exercise Price: $260.00	(2,947,012)	(106)	(199,810)
Dollar Tree, Inc., Expiration: 10/18/2024; Exercise Price: $95.00	(597,720)	(85)	(510)
Fastenal Co., Expiration: 11/15/2024; Exercise Price: $72.50	(749,910)	(105)	(24,150)
Honeywell International, Inc., Expiration: 12/20/2024; Exercise Price: $210.00	(1,446,970)	(70)	(45,850)
Las Vegas Sands Corp.
Expiration: 11/15/2024; Exercise Price: $42.50	(755,100)	(150)	(127,125)
Expiration: 12/20/2024; Exercise Price: $47.50	(2,652,918)	(527)	(272,723)
Lowe's Cos., Inc., Expiration: 01/17/2025; Exercise Price: $280.00	(1,164,655)	(43)	(47,085)
Matador Resources Co., Expiration: 12/20/2024; Exercise Price: $60.00	(938,980)	(190)	(14,725)
Medtronic PLC, Expiration: 12/20/2024; Exercise Price: $92.50	(1,980,660)	(220)	(55,770)
Microchip Technology, Inc., Expiration: 11/15/2024; Exercise Price: $85.00	(1,782,438)	(222)	(67,155)
Microsoft Corp., Expiration: 12/20/2024; Exercise Price: $450.00	(1,764,230)	(41)	(47,150)
Morgan Stanley, Expiration: 11/15/2024; Exercise Price: $105.00	(1,250,880)	(120)	(44,400)
PayPal Holdings, Inc., Expiration: 11/15/2024; Exercise Price: $85.00	(1,482,570)	(190)	(43,320)
PepsiCo, Inc., Expiration: 11/15/2024; Exercise Price: $180.00	(1,224,360)	(72)	(9,432)
Texas Instruments, Inc., Expiration: 11/15/2024; Exercise Price: $210.00	(1,239,420)	(60)	(46,350)
T-Mobile US, Inc., Expiration: 11/15/2024; Exercise Price: $210.00	(1,547,700)	(75)	(42,563)
Visa, Inc., Expiration: 12/20/2024; Exercise Price: $295.00	(1,594,710)	(58)	(21,605)
Total Call Options			(2,310,504)
TOTAL WRITTEN OPTIONS (Premiums received $1,518,474)			$(2,310,504)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Notes to Portfolio of Investments (Unaudited)

1. Portfolio Valuation: Madison ETF Trust, a Delaware business trust (the "Trust" and each series of the Trust referred to individually as a "fund" and collectively, the "funds") values securities and other investments as follows: Equity securities, including American Depositary Receipts ("ADRs"), Global Depository Receipts ("GDRs") and exchange-traded funds ("ETFs") listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price ("NOCP"). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value ("NAV") which is calculated as of the close of regular trading on the New York Stock Exchange (the "NYSE"), usually 4:00 p.m. Eastern Standard Time on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Allocation Fund consist primarily of shares of other registered investment companies (the "Underlying Funds"), the NAV of each fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities.

Short-term instruments having maturities of 60 days or less and all securities in the Government Money Market Fund are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser's opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Pricing Committee ( the "Committee") and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to "fair value" any of the investments of these funds. However, an Underlying Fund may need to "fair value" one or more of its investments, which may, in turn, require an Allocation Fund to do the same because of delays in obtaining the Underlying Fund's NAV.

A fund's investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

2. Fair Value Measurements: Each fund has adopted Financial Accounting Standards Board (the "FASB") guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Madison Covered Call ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$61,348,809	$–	$–	$61,348,809
Real Estate Investment Trusts	1,348,848	–	–	1,348,848
Total Investments	$62,697,657	$–	$–	$62,697,657

Liabilities:
Investments:
Written Options	$–	$(2,310,504)	$–	$(2,310,504)
Total Investments	$–	$(2,310,504)	$–	$(2,310,504)

Refer to the Schedule of Investments for further disaggregation of investment categories.